Related Parties	12 Months Ended
Dec. 31, 2023
Related Party Transactions [Abstract]
Related Parties	Related Parties
We had convertible notes with certain related parties at December 31, 2021. The convertible notes were settled in connection with the Merger. See Note 4 (Recapitalization Transaction). The following tables provides the balances owed and associated finance costs as follows:

	December 31,
	2023	2022	2021
Convertible notes debt from related parties
Amounts owed to related parties	$—	$—	$13,028
	Year Ended December 31,
	2023	2022	2021
Interest expense	$—	$554	$620
See description of transactions with CF&Co. and Liberty Investment as part of the Merger Transaction described in Note 4 (Reverse Recapitalization).
We made purchases totaling $1.8 million from our equity method investee, OS, in the year ended December 31,2023 and there was $0.3 million owed to OS and included in accounts payable at December 31,2023. See Note 20 (Equity Method Investment).
CF&Co, which is the beneficial owner of more than 5% of the Company’s outstanding Class A Ordinary Shares, served as the Company’s financial advisor in connection with the offering and sale of the Secured Convertible Notes. Pursuant to a letter agreement, CF&Co will receive a fee equal to $0.9 million after the closing of the Secured Convertible Notes. Howard Lutnick, a member of the Company’s Board of Directors, is the Chief Executive Office of CF&Co.
See Note 21 (Subsequent Events) for additional details on the Secured Convertible Notes.